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                             AIM BALANCED FUND
                         AIM GLOBAL UTILITIES FUND
                              AIM GROWTH FUND
                            AIM HIGH YIELD FUND
                              AIM INCOME FUND
                     AIM INTERMEDIATE GOVERNMENT FUND
                           AIM MONEY MARKET FUND
                          AIM MUNICIPAL BOND FUND
                              AIM VALUE FUND

                  (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                     SUPPLEMENT DATED NOVEMBER 17 1995
      TO THE PROSPECTUS DATED MAY 1, 1995, AS REVISED OCTOBER 9, 1995
                     AND SUPPLEMENTED OCTOBER 20, 1995


The sections under "Multiple Distribution System--Class B Shares" (page 2), "Redeeming Shares" (page 3), "Special Information Relating to Multiple Class Funds--Class B Shares" (page A-5) and "How to Redeem Shares--Multiple Distribution System" (page A-12) are revised to reflect that no contingent deferred sales charge will be imposed on redemptions of Class B shares which occur following six years from the date such shares were purchased.

The second and third sentences under the caption "Exchange Privilege" (page
3) are revised to read in their entirety as follows:

     "Class A, Class B and Class C shares of the Funds may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein."

The fifth sentence of the second paragraph under "How to Purchase Shares--How to Open an Account" (page A-1) is revised to read in its entirety as follows:

     "The minimum initial investment for an IRA account is $250."

The sections under "Table of Fees and Expenses" (page 4) and "Sales Charges and Dealer Concessions--Group I" and "--Group II" (page A-3) are revised to reflect that no initial sales charge on purchases of $1,000,000 or more, but that such purchases are subject to a 1% contingent deferred sales charge if shares are redeemed prior to 18 months from the date such shares were purchased.

The following new sentence is added at the end of the third paragraph under the caption "Sales Charges and Dealer Concessions--All Groups of AIM Funds" (page A-4):

     "AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES."

The fourth sentence under the caption "Special Plans--Automatic Dividend Investment Plan" (page A-9) is revised to read in its entirety as follows:


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     "In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund."

The sixth sentence under the caption "Special Plans--Automatic Dividend Investment Plan" (page A-9) is revised to read in its entirety as follows:

     "An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500."

The discussions regarding exchanges involving dollar cost averaging under the captions "Special Information Relating to Multiple Class Funds - Class A Shares" (page A-5) and "Special Plans--Dollar Cost Averaging" (page A-9) are revised to reflect that such exchanges must otherwise meet the requirements described under the caption "Exchange Privilege--Terms and Conditions of Exchanges."

The fifth sentence of the first paragraph and the accompanying cross-reference under the caption "Exchange Privilege--Terms and Conditions of Exchanges" (page A-10) are deleted in their entirety.

The first sentence of the second paragraph under the caption "Exchange Privilege--Terms and Conditions of Exchanges" (page A-10) is revised to read in its entirety as follows:

     "Shares of any AIM Fund may be exchanged for shares of any other
     AIM Fund, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH
     FUND; (ii) Lower Load Fund share purchases of $1,000,000 or more and No Load Fund purchases may be exchanged for Load Fund shares in amounts of $1,000,000 or more which will then be subject to a contingent deferred sales charge; however, for purposes of calculating the contingent deferred sales charge on the Load Fund shares acquired, the 18-month period shall be computed from the date of such exchange; (iii) Class A shares and shares of all other AIM Funds may not be exchanged for Class B shares; (iv) Class B shares may be exchanged only for Class B shares; and (v) Class C shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B shares. For shares initially purchased prior to November 20, 1995, these exchange conditions will apply effective January 16, 1996."

The first paragraph under the caption "How to Redeem Shares--Contingent Deferred Sales Charge Program for Large Purchases" (page A-13) is revised to read in its entirety as follows:

     "Except for purchases of Class B shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, a contingent deferred sales charge of 1% applies to purchases of $1,000,000 or more that are redeemed within 18 months of the date of purchase. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds--Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-month period (i) shares of any Load Fund or Class C shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances:"

Effective October 19, 1995, The Bank of New York became the custodian for AIM MUNICIPAL BOND FUND. The address of The Bank of New York is 110 Washington Street, New York, New York 10286.